--------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
--------------------------------------------------------------------------------

[LOGO]
NEW ENGLAND FUNDS
WHERE THE BEST MINDS MEET(TM)

--------------------------------------------------------------------------------

                                                        New England Limited Term
                                                            U.S. Government Fund
                                                               [GRAPHIC OMITTED]
DECEMBER 31, 1996

                                                                   FEBRUARY 1997
--------------------------------------------------------------------------------

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,



/s/ Henry L.P. Schmelzer
    ----------------------------
    Henry L.P. Schmelzer, President

For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

--------------------------------------------------------------------------------
               NEW ENGLAND LIMITED TERM FUND U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------


For two years running we're proud to announce that DALBAR, an independent evaluator of mutual fund service, has awarded New England Funds its Quality Tested Service Seal for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to earn this distinction in each of the last two years -- another reason why we are becoming known as the mutual fund company Where The Best Minds Meet(TM).



                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

--------------------------------------------------------------------------------
               NEW ENGLAND LIMITED TERM FUND U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Limited Term U.S. Government Fund's inception 1/3/89, compared to the Lehman Intermediate Government Bond Index and the Cost of Living Index. The data points from the graph are as follows:]

                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
                       JANUARY 1989 THROUGH DECEMBER 1996
            COMPARED TO LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX(4)
                           AND THE COST OF LIVING(5)

                                   With
                    Net           Maximum         Lehman           Cost
                   Asset           Sales       Intermediate         of
                  Value(1)       Charge(2)     Government(4)     Living(5)

1/3/89            $10,000         $ 9,700        $10,000          $10,000
  1989            $11,041         $10,710        $11,269          $10,465
  1990            $12,205         $11,839        $12,346          $11,104
  1991            $13,891         $13,475        $14,086          $11,444
  1992            $14,676         $14,236        $15,062          $11,776
  1993            $15,618         $15,150        $16,293          $12,100
  1994            $15,262         $14,805        $16,008          $12,424
  1995            $17,248         $16,731        $18,317          $12,748
  1996            $17,660         $17,130        $19,090          $13,172


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
               NEW ENGLAND LIMITED TERM FUND U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                       AVERAGE ANNUAL TOTAL RETURNS -- 12/31/96
--------------------------------------------------------------------------------
  CLASS A (Inception 1/3/89)     1 YEAR           5 YEARS       SINCE INCEPTION

 Net Asset Value(1)              2.39%             4.92%            7.38%
 With Max. Sales Charge(2)      -0.65              4.28             6.97
 Lipper Short US Gov't(6)        3.52              5.42              n/a

  CLASS B (Inception 9/24/93)    1 YEAR           3 YEARS       SINCE INCEPTION

 Net Asset Value(1)              1.73%             3.49%            3.09%
 With CDSC(3)                   -2.09              2.62             2.57
 Lehman Intermediate Gov't
   Bond Index(4)                 4.22              5.42             5.05
 Lipper Short US Gov't(6)        3.52              4.46              n/a

  CLASS C (Inception 12/30/94)   1 YEAR       SINCE INCEPTION

 Net Asset Value(1)              1.64%             6.35%
 Lehman Intermediate Gov't
   Bond Index(4)                 4.22              9.20

 CLASS Y (Inception 3/31/94)     1 YEAR       SINCE INCEPTION

 Net Asset Value(1)              2.75%             5.57%
 Lehman Intermediate Gov't
   Bond Index(4)                 4.22              6.65

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available only to certain institutional investors.

  NOTES TO CHARTS AND PERFORMANCE UPDATE

(1)Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2)With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 3% at the time of purchase of Class A shares.

(3)With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.

(4)Lehman Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years. The Index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5)Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

(6)Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
               NEW ENGLAND LIMITED TERM FUND U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER

[photo of Eric Gutterson,
Back Bay Advisors, L.P.]

Q. What was the investment environment like in 1996 for New England Limited Term U.S. Government Fund?

1996 was a difficult year for fixed income investments as long-term interest rates ranged from a low of 5.95% to a high of 7.19% during the period. Because bond prices and interest rates generally move in opposite directions, rising rates pushed bond prices lower. Early in 1996, stronger than expected economic reports caused long-term interest rates to move suddenly and sharply higher, bringing the strong bond market rally of 1995 to a halt. In the second half, fixed income markets strengthened as a number of reports indicated slower, steady growth and continued low inflation. Strong demand fueled by foreign investment in U.S. government securities during the second half also aided the recovery, as did investors' changing expectations regarding the Federal Reserve Board's position on monetary policy.


Q. How did the Fund perform?

For the 12-month period ended December 31, 1996, New England Limited Term U.S. Government Fund generated a total return of 2.39% for Class A shares, based on net asset value, compared to a total return of 4.22% for the Lehman Brothers Intermediate Government Bond Index. The Fund lagged its benchmark index primarily due to the timing of duration adjustments during a period of volatile interest rates. Duration measures (in years) a bond's sensitivity to interest rates. Essentially, the longer a bond's duration, the more its price reacts to changes in interest rates -- rising when interest rates fall and declining when interest rates rise. To maintain an attractive level of current income, which also helped to stabilize share prices when interest rates were rising and bond prices falling, we opted to remain fully invested in government securities instead of shifting some assets to cash investments.


Q. How did you manage the Fund in the face of challenging investment conditions?

Because our outlook for the fixed income market was positive going into 1996, we positioned the Fund to benefit from market gains resulting from expectations of moderate economic growth and low levels of inflation. When stronger than expected economic reports caused the market to reverse direction, we became more conservative. Specifically, we shortened the Fund's duration from 3.6 years to
2.5 years by strategically buying shorter-term bonds to balance the Fund's investments in bonds at the longer end of the Fund's permitted duration range. We also increased our holdings in mortgage-backed securities, which tend to perform well relative to Treasury securities during periods of rising interest rates -- when mortgage holders are less likely to refinance and prepay their mortgages. As always, the Fund was fully invested in the most creditworthy, AAA-rated sectors of the investment universe.

As our outlook improved during the second half of the year, we extended the Fund's duration back towards the four- year vicinity. We also de-emphasized higher-income generating securities during the second half in an effort to better balance the current income component of total return with potential share price appreciation as interest rates declined.

The timing of our strategic moves was not precisely synchronized with changes in market sentiment and direction. Still, by extending the Fund's duration when market conditions improved, we managed to outperform the Fund's benchmark index and regain a portion of the losses sustained earlier in the year.


Q. What is your investment outlook for the months ahead?

Demand is low for U.S. fixed income securities among domestic investors -- however, foreign interest remains strong. While this divergence means current supply/demand relationships, on balance, could remain unchanged, it may translate into continued short-term volatility for bonds as interest rates move sharply within a relatively narrow range. In this environment, we are keeping the Fund's average duration in line with that of its benchmark index.

Meanwhile, we believe the ingredients that foster better bond market performance -- slow economic growth, low inflation and gradually falling interest rates over time -- could lie ahead. As we monitor market conditions, we'll continue to seek a mix of government securities that can afford shareholders attractive opportunities for price appreciation, a competitive stream of income and ample protection from prepayments.

                                                            TREASURY YIELD CURVE
--------------------------------------------------------------------------------

The "yield curve" illustrates the yields available on U.S. Treasury securities of varying maturities, ranging from three-month Treasury bills to 30-year Treasury bonds. Under normal conditions, a security with a longer maturity will offer a higher yield than a shorter term security, to compensate the bond holder for tying up money for longer periods of time. The chart below illustrates the yield curve at the beginning and at the end of 1996. As you can see, long-term rates rose, with the 30-year bond rising to 6.64% from 5.95%.

                    THE YIELD CURVE: JANUARY - DECEMBER, 1996
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the rise in the yield curve of 3-month Treasury bills to 30-year Treasury bonds. The data from the graph is as follows:]

                     1/01/96                12/31/96               CHANGE
                     -------                --------               ------
3 MONTH               5.071                   5.186                0.1151
6 MONTH               5.147                   5.297                0.1504
1 YEAR                5.131                   5.488                0.3566
2 YEAR                5.150                   5.868                0.7177
3 YEAR                5.207                   6.010                0.8028
5 YEAR                5.374                   6.206                0.8323
10 YEAR               5.570                   6.418                0.8475
30 YEAR               5.949                   6.641                0.6916
-----------------
Source: Bloomberg


What caused this rise? Over the year it became apparent that the economy was growing at a faster pace than expected, though inflation remained under control. (Inflation is the bond market's primary foe because it eats away at the value of fixed-income investments). Wary of escalating inflation (which failed to materialize), the markets drove up long term rates. Bond prices, which move in the opposite direction from interest rates, declined after posting impressive gains in 1995.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of December 31, 1996

BONDS AND NOTES--98.1% OF TOTAL NET ASSETS

       FACE
      AMOUNT         DESCRIPTION                                                    VALUE (a)
---------------------------------------------------------------------------------------------------
                     GOVERNMENT AGENCIES--69.4%(c)
     $   14,825,441  Federal Home Loan Mortgage Corp.,  7.500%, 6/1/26  .......    $   14,857,760
         15,000,000  Federal Home Loan Mortgage Corp.,  8.190%, 10/6/04  ......        15,532,050
             65,821  Federal Home Loan Mortgage Corp.,  10.000%, 7/1/19  ......            72,032
          9,463,129  Federal Home Loan Mortgage Corp.,  11.500%, with various
                       maturities to 2020                                              10,688,711
         57,409,038  Federal National Mortgage Association,  7.000%, 12/1/25  .        56,170,725
         20,000,000  Federal National Mortgage Association,  7.700%, 8/10/04  .        20,406,200
         15,000,000  Federal National Mortgage Association,  9.150%, 4/10/98  .        15,600,000
         20,157,212  Government National Mortgage Association,  7.500%, with
                       various maturities to 2026  ............................        20,163,461
            153,972  Government National Mortgage Association,  12.500%, with
                       various maturities to 2015  ............................           181,266
          1,456,424  Government National Mortgage Association,  16.000%, with
                       various maturities to 2013  ............................         1,822,552
            696,671  Government National Mortgage Association,  17.000%, with
                       various maturities to 2012  ............................           864,534
          9,298,587  Government Trust Certificates,  9.250%, 11/15/01  ........         9,953,021
         16,745,000  Private Export Funding Corp.,  8.750%, 6/30/03  ..........        18,668,331
         31,227,000  Private Export Funding Corp.,  9.500%, 3/31/99  ..........        33,429,128
                                                                                 ----------------
                                                                                      218,409,771
                                                                                 ----------------
                     U.S. GOVERNMENT--28.7%
         10,000,000  United States Treasury Bonds, 10.750%, 2/15/03  ..........        12,243,700
         10,000,000  United States Treasury Bonds, 10.750%, 8/15/05  ..........        12,829,700
         46,000,000  United States Treasury Notes, 9.125%, 5/15/99  ...........        49,155,140
         15,500,000  United States Treasury Notes, 9.250%, 8/15/98  ...........        16,306,465
                                                                                 ----------------
                                                                                       90,535,005
                                                                                 ----------------
                     Total Bonds and Notes (Identified Cost $311,857,865)  ....       308,944,776
                                                                                 ----------------

                See accompanying notes to financial statements.

SHORT TERM INVESTMENTS--0.4%

       FACE
      AMOUNT         DESCRIPTION                                                    VALUE (a)
---------------------------------------------------------------------------------------------------
        $ 1,086,000  Household Finance Corp.  6.250%, 1/02/97  ................      $  1,085,812
                                                                                 ----------------
                     Total Short Term Investments (Identified
                       Cost $1,085,812) .......................................         1,085,812
                                                                                 ----------------
                     Total Investments--98.5% (Identified Cost
                       $312,943,677) (b) ......................................       310,030,588
                     Other assets less liabilities  ...........................         4,865,387
                                                                                 ----------------
                     Total Net Assets--100% ...................................      $314,895,975
                                                                                 ================

(a)        See Note 1a to the financial statements.
(b) Federal Tax Information: At December 31, 1996 the net unrealized depreciation on investments based on cost for federal income tax purposes of $312,943,677 was as follows:

           Aggregate gross unrealized appreciation for all
           investments in which there is an excess value over tax cost ........      $    867,767
           Aggregate gross unrealized depreciation for all
           investments in which there is an excess of tax cost over value .....        (3,780,856)
                                                                                 ----------------
           Net unrealized depreciation ........................................      $ (2,913,089)
                                                                                 =================

(c)        The Fund's investments in mortgage backed securities of the Federal Home Loan
           Mortgage Corporation and Government National Mortgage Association are
           interests in separate pools of mortgages. All separate investments in securities of these issuers which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.


               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value .....................................                      $310,030,588
  Cash .....................................................                             1,246
  Receivable for:
    Fund shares sold .......................................                         1,455,695
    Accrued interest .......................................                         5,020,315
  Prepaid registration expense .............................                            11,000
                                                                                  ------------
                                                                                   316,518,844
LIABILITIES
  Payable for:
    Fund shares redeemed ...................................      $1,029,245
    Dividends declared .....................................         320,352
  Accrued expenses:
    Management fees ........................................         172,394
    Deferred trustees' fees ................................           6,911
    Accounting and administrative ..........................           4,349
    Other expenses .........................................          89,618
                                                                  ----------
                                                                                     1,622,869
                                                                                  ------------
NET ASSETS .................................................                      $314,895,975
                                                                                  ============
  Net Assets consist of:
    Capital paid in ........................................                      $355,199,111
    Distributions in excess of net investment income .......                          (255,075)
    Accumulated net realized losses ........................                       (37,134,972)
    Unrealized depreciation on investments .................                        (2,913,089)
                                                                                  ------------
NET ASSETS .................................................                      $314,895,975
                                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($276,177,545 divided by 23,904,444 shares of beneficial
  interest) ................................................                            $11.55
                                                                                        ======
Offering price per share (100/97 of $11.55) ................                            $11.91*
                                                                                        ======
Net asset value and offering price of Class B shares
  ($18,502,677 divided by 1,603,681 shares of beneficial
  interest) ................................................                            $11.54**
                                                                                        ======
Net asset value and offering price of Class C shares
  ($14,902,768 divided by 1,290,913 shares of beneficial
  interest) ................................................                            $11.54
                                                                                        ======
Net asset value and offering price of Class Y shares
  ($5,312,985 divided by 458,854 shares of beneficial
  interest) ................................................                            $11.58
                                                                                        ======
Identified cost of investments .............................                      $312,943,677
                                                                                  ============

 *Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1996

INVESTMENT INCOME
  Interest ...............................................                       $   29,203,979
  Expenses
    Management fees ......................................     $   2,230,443
    Service fees - Class A ...............................         1,105,672
    Service and distribution fees - Class B ..............           182,790
    Service and distribution fees - Class C ..............            93,928
    Trustees' fees and expenses ..........................            23,515
    Accounting and administrative ........................            60,357
    Custodian ............................................           119,300
    Transfer agent .......................................           536,833
    Audit and tax services ...............................            25,500
    Legal ................................................            24,394
    Printing .............................................            62,675
    Registration .........................................            42,488
    Miscellaneous ........................................            12,954
                                                               -------------
  Total expenses .........................................                            4,520,849
                                                                                 --------------
  Net investment income ..................................                           24,683,130

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ....................................        (4,539,047)
    Futures contracts - net ..............................          (875,614)
    Options contracts - net ..............................            16,099
                                                               -------------
    Net realized loss on investments .....................        (5,398,562)
                                                               -------------

  Unrealized depreciation on:
    Investments - net ....................................       (12,440,197)
                                                               -------------
  Net loss on investment transactions ....................                          (17,838,759)
                                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...............                        $   6,844,371
                                                                                  =============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED             YEAR ENDED
                                                                 DECEMBER 31,           DECEMBER 31,
                                                                     1995                   1996
                                                               ----------------       ----------------
FROM OPERATIONS
  Net investment income ....................................      $ 28,738,040           $ 24,683,130
  Net realized loss on investments, options and futures
    contracts ..............................................        (3,099,077)            (5,398,562)
  Unrealized appreciation (depreciation) on investments ....        23,699,408            (12,440,197)
                                                                  ------------           ------------
  Increase in net assets from operations ...................        49,338,371              6,844,371
                                                                  ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................................       (26,920,664)           (22,194,536)
    Class B ................................................          (963,746)            (1,162,270)
    Class C ................................................           (96,628)              (582,457)
    Class Y ................................................          (343,941)              (389,325)
  In excess of net investment income
    Class C ................................................            (6,999)                     0
                                                                  ------------           ------------
                                                                   (28,331,978)           (24,328,588)
                                                                  ------------           ------------
  Decrease in net assets derived from capital share
    transactions ...........................................       (55,882,399)           (58,854,951)
                                                                  ------------           ------------
  Total decrease in net assets .............................       (34,876,006)           (76,339,168)
NET ASSETS
  Beginning of the year ....................................       426,111,149            391,235,143
                                                                  ------------           ------------
  End of the year ..........................................      $391,235,143           $314,895,975
                                                                  ============           ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME
  Beginning of the year ....................................      $    400,474                 67,682
                                                                  ============           ============
  End of the year ..........................................      $     67,682           $   (255,075)
                                                                  ============           ============

                See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS

                                                                          CLASS A
                                           ----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------
                                                1992           1993           1994           1995           1996
                                                ----           ----           ----           ----           ----
Net Asset Value, Beginning of Year ....        $12.86         $12.54         $12.49         $11.49         $12.10
                                                -----          -----          -----          -----          -----
Income From Investment Operations
Net Investment Income .................          0.80           0.71           0.82           0.86           0.81
Net Realized and Unrealized Gain (Loss)
  on Investments ......................         (0.11)          0.08          (1.10)          0.59          (0.54)
                                                -----          -----          -----          -----          -----
Total From Investment Operations ......          0.69           0.79          (0.28)          1.45           0.27
                                                -----          -----          -----          -----          -----
Less Distributions
Dividends From Net Investment Income ..         (0.80)         (0.71)         (0.72)         (0.84)         (0.82)
Distributions in Excess of Net
  Investment Income ...................          0.00          (0.01)          0.00           0.00           0.00
Distributions From Net Realized Capital
  Gains ...............................         (0.21)         (0.12)          0.00           0.00           0.00
                                                -----          -----          -----          -----          -----
Total Distributions ...................         (1.01)         (0.84)         (0.72)         (0.84)         (0.82)
                                                -----          -----          -----          -----          -----
Net Asset Value, End of Year ..........        $12.54         $12.49         $11.49         $12.10         $11.55
                                               ======         ======         ======         ======         ======
Total Return (%) (b) ..................          5.7            6.4           (2.3)          13.0            2.4
Ratio of Operating Expenses to
  Average Net Assets (%) (a) ..........          1.16           1.14           1.18           1.22           1.25
Ratio of Net Investment Income to
  Average Net Assets (%) ..............          6.24           5.64           6.80           7.18           7.13
Portfolio Turnover Rate (%) ...........           323            124            244            247            327
Net Assets, End of Year (000) .........      $477,396       $562,164       $412,399       $361,520       $276,178

(a) Commencing May 18, 1989 through March 31, 1992 expenses were voluntarily limited to 1.25% of average daily net assets.
(b) A sales charge is not reflected in Class A total return calculations.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                                        CLASS B
                                              ----------------------------------------------------------
                                                SEPTEMBER 27(a)
                                                    THROUGH               YEAR ENDED DECEMBER 31,
                                                 DECEMBER 31,     --------------------------------------
                                                     1993            1994          1995          1996
                                              -------------------    ----          ----          ----
Net Asset Value, Beginning of Period .........      $12.76          $12.49        $11.48        $12.09
                                                     -----           -----         -----         -----
Income From Investment Operations
Net Investment Income ........................        0.17            0.71          0.76          0.73
Net Realized and Unrealized Gain (Loss) on
  Investments ................................       (0.24)          (1.08)         0.61         (0.54)
                                                     -----           -----         -----         -----
Total From Investment Operations .............       (0.07)          (0.37)         1.37          0.19
                                                     -----           -----         -----         -----
Less Distributions
Dividends From Net Investment Income .........       (0.16)          (0.64)        (0.76)        (0.74)
Distributions in Excess of Net Investment
Income .......................................       (0.01)           0.00          0.00          0.00
Distributions From Net Realized Capital Gains        (0.03)           0.00          0.00          0.00
                                                     -----           -----         -----         -----
Total Distributions ..........................       (0.20)          (0.64)        (0.76)        (0.74)
                                                     -----           -----         -----         -----
Net Asset Value, End of Period ...............      $12.49          $11.48        $12.09        $11.54
                                                    ======          ======        ======        ======
Total Return (%)(c) ..........................       (0.6)           (2.9)         12.3           1.7
Ratio of Operating Expenses to Average Net
  Assets (%) .................................        1.96(b)         1.83          1.87          1.90
Ratio of Net Investment Income to Average Net
  Assets (%) .................................        4.30(b)         6.15          6.53          6.48
Portfolio Turnover Rate (%) ..................         124(b)          244           247           327
Net Assets, End of Period (000) ..............      $6,221         $11,891       $18,056       $18,503

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                                             CLASS C
                                                                   ---------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                   ---------------------------
                                                                       1995            1996
                                                                       ----            ----
Net Asset Value, Beginning of Year ............................       $11.48          $12.10
                                                                      ------          ------
Income From Investment Operations
Net Investment Income .........................................         0.64            0.75
Net Realized and Unrealized Gain (Loss) on Investments ........         0.64           (0.57)
                                                                      ------          ------
Total From Investment Operations ..............................         1.28            0.18
                                                                      ------          ------
Less Distributions
Dividends From Net Investment Income ..........................        (0.65)          (0.74)
Distributions in Excess of Net Investment Income ..............        (0.01)           0.00
                                                                      ------          ------
Total Distributions ...........................................        (0.66)          (0.74)
                                                                      -----           -------
Net Asset Value, End of Year ..................................       $12.10          $11.54
                                                                      ======          ======
Total Return (%)  .............................................        11.4             1.6
Ratio of Operating Expenses to Average Net Assets (%) .........         1.87            1.90
Ratio of Net Investment Income to Average Net Assets (%) ......         6.53            6.48
Portfolio Turnover Rate (%) ...................................          247             327
Net Assets, End of Year (000) .................................       $5,936         $14,903

                                                                       CLASS Y
                                                  -------------------------------------------------
                                                     MARCH 31(a)
                                                       THROUGH            YEAR ENDED DECEMBER 31,
                                                     DECEMBER 31,       ---------------------------
                                                         1994               1995            1996
                                                  ------------------        ----            ----
Net Asset Value, Beginning of Period .............      $12.11             $11.51          $12.13
                                                        ------             ------          ------
Income From Investment Operations
Net Investment Income ............................        0.71               0.86            0.85
Net Realized and Unrealized Gain (Loss) on
  Investments ....................................       (0.74)              0.63           (0.54)
                                                        ------             ------          ------
Total From Investment Operations .................       (0.03)              1.49            0.31
                                                        ------             ------          ------
Less Distributions
Dividends From Net Investment Income .............       (0.57)             (0.87)          (0.86)
                                                        -----              ------          ------
Total Distributions ..............................       (0.57)             (0.87)          (0.86)
                                                        ------             ------          ------
Net Asset Value, End of Period ...................      $11.51             $12.13          $11.58
                                                        ======             ======          ======
Total Return (%) (c) .............................       (0.8)              13.3             2.8
Ratio of Operating Expenses to Average Net Assets
  (%) ............................................        0.83(b)            0.87            0.90
Ratio of Net Investment Income to Average Net
  Assets (%) .....................................        7.15(b)            7.53            7.48
Portfolio Turnover Rate (%) ......................         244(b)             247             327
Net Assets, End of Period (000) ..................      $1,822             $5,723          $5,313

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class B shares on September 27, 1993, Class C shares on December 30, 1994 and of Class Y shares on March 31, 1994. Class A shares are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares do not pay a front end or contingent deferred sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by Back Bay Advisors and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which, when combined with accrued interest or discount earned, approximates market value. All other securities and assets are valued at their fair value as determined in good faith by Back Bay Advisors under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS AND FUTURES. CALLS AND PUTS. The Fund may write (sell) call and put options on securities to manage its exposure to interest rates and the bond market. Buying futures, writing puts, and buying calls tend to increase the Fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current value of a written option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

The premium paid by a fund for the purchase of a call or a put option is included in the asset section of the Fund's statement of assets and liabilities as an investment and subsequently adjusted to the current market value of the option. The current value of a purchased option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange, currently up to $3,000 per contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

As of December 31, 1996 the Fund had a net tax basis capital loss carryforward as follows:

Expiring December 31, 2002 ............................... $30,053,756
         December 31, 2003 ...............................   1,001,295
         December 31, 2004 ...............................   3,925,924

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments for income recognition for mortgage-backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Back Bay Advisors is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1996 were as follows:

               PURCHASES                                SALES
-----------------------------------------  -----------------------------------
   U.S. GOVERNMENT           OTHER        U.S. GOVERNMENT         OTHER
------------------------  -----------     ---------------      -----------
    $1,059,928,613        $52,227,361      $1,152,040,504      $15,700,000

Investments in written options and futures contracts for the Fund for the year ended December 31, 1996 are summarized as follows:

                                                                       WRITTEN OPTIONS
                                                             --------------------------------
                                                                NUMBER OF          PREMIUMS
                                                                CONTRACTS          RECEIVED
                                                                ---------          --------
Open at December 31, 1995 .................................           0          $          0
Contracts opened ..........................................       8,470             2,506,040
Contracts closed ..........................................      (8,470)           (2,506,040)
                                                                  -----          ------------
Open at December 31, 1996 .................................           0          $          0
                                                                  =====          ============

                                                                 SALES OF FUTURES CONTRACTS
                                                                -----------------------------
                                                                                  AGGREGATE
                                                                NUMBER OF         FACE VALUE
                                                                CONTRACTS        OF CONTRACTS

Open at December 31, 1995 .................................           0          $          0
Contracts opened ..........................................       4,910           531,589,415
Contracts closed ..........................................      (4,910)         (531,589,415)
                                                                  -----            -----------
Open at December 31, 1996 .................................           0          $          0
                                                                  =====          ============

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1996 are as follows:

FEES EARNED

$1,115,222                           New England Funds Management, L.P.
$1,115,221                           Back Bay Advisors, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund,
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996 these expenses amounted to $60,357 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Service and Distribution Plans relating to the Fund's Class A shares (the "Class A Plan") and Class B shares (the "Class B Plan") and Class C shares (the "Class C Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class A shares.

For the year ended December 31, 1996, the Fund paid New England Funds $789,782 in service fees and $315,890 in distribution fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable, as service fees or distribution fees, respectively, under the Class A Plan incurred in any year exceed the amounts of such fees payable by the Fund under the Class A Plan, the unreimbursed amounts (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expense carried forward into 1997 is $2,272,723 (reimbursable as distribution fees).

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $45,698 and $23,482 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1996, the Fund paid New England Funds $137,092 and $70,446 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1996 amounted to $492,140.

D. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $389,541 as compensation for its services in that capacity.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, NEFM, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,301
Meeting Fee                                           $114/meeting
Committee Meeting Fee                                 $68/meeting
Committee Chairman Annual Retainer                    $185

A deferred compensation plan is available to the trustees on a voluntarily basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 1995                     DECEMBER 31, 1996
                                   ----------------------------------    ----------------------------------
CLASS A                                SHARES             AMOUNT             SHARES             AMOUNT
                                       ----------      --------------        ----------      --------------
Shares sold ....................        3,171,114      $   37,607,305         3,730,062      $   43,600,272
Shares issued in connection with the
  reinvestment of:
  Distributions from net
    investment income ..........        1,847,952          21,921,032         1,533,282          17,879,364
                                       ----------      --------------        ----------     ---------------
                                        5,019,066          59,528,337         5,263,344          61,479,636
Shares repurchased .............      (11,030,290)       (130,336,285)      (11,224,787)       (130,751,712)
                                       ----------      --------------        ----------     ---------------
Net decrease ...................       (6,011,224)     $  (70,807,948)       (5,961,443)    $   (69,272,076)
                                       ----------      --------------        ----------     ---------------

                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 1995                     DECEMBER 31, 1996
                                   ----------------------------------    ----------------------------------
CLASS B                                SHARES             AMOUNT             SHARES             AMOUNT
                                       ----------   -----------------        ----------   -----------------
Shares sold ....................          633,142       $   7,488,380           499,018       $   5,811,793
Shares issued in connection with the
  reinvestment of:
  Distributions from net
    investment income ..........           66,179             785,645            81,083             943,106
                                       ----------   -----------------        ----------   -----------------
                                          699,321           8,274,025           580,101           6,754,899
Shares repurchased .............         (240,815)         (2,850,637)         (470,314)         (5,466,085)
                                       ----------   -----------------        ----------   -----------------
Net increase ...................          458,506       $   5,423,388           109,787       $   1,288,814
                                       ----------   -----------------        ----------   -----------------

                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 1995                     DECEMBER 31, 1996
                                   ----------------------------------    ----------------------------------
CLASS C                                SHARES             AMOUNT             SHARES             AMOUNT
                                       ----------   -----------------        ----------   -----------------
Shares sold ....................          763,855       $   9,083,684         2,452,099      $   28,487,303
Shares issued in connection with the
  reinvestment of:
  Distributions from net
    investment income ..........            6,338              76,069            37,778             439,187
                                       ----------   -----------------        ----------   -----------------
                                          770,193           9,159,753         2,489,877          28,926,490
Shares repurchased .............         (279,634)         (3,318,226)       (1,689,523)        (19,647,316)
                                       ----------   -----------------        ----------   -----------------
Net increase ...................          490,559       $   5,841,527           800,354       $   9,279,174
                                       ----------   -----------------        ----------   -----------------

                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 1995                     DECEMBER 31, 1996
                                   ----------------------------------    ----------------------------------
CLASS Y                                SHARES             AMOUNT             SHARES             AMOUNT
                                       ----------   -----------------        ----------   -----------------
Shares sold ....................          335,944       $   3,928,529           120,869       $   1,421,313
Shares issued in connection with the
  reinvestment of:
  Distributions from net
    investment income ..........           28,675             341,684            33,402             390,110
                                       ----------   -----------------        ----------   -----------------
                                          364,619           4,270,213           154,271           1,811,423
Shares repurchased .............          (51,079)           (609,579)         (167,273)         (1,962,286)
                                       ----------   -----------------        ----------   -----------------
Net increase (decrease) ........          313,540       $   3,660,634           (13,002)       $   (150,863)
                                       ----------   -----------------        ----------   -----------------

Decrease derived from capital
shares transactions ............       (4,748,619)    $   (55,882,399)       (5,064,304)    $   (58,854,951)
                                       ==========     ===============        ==========     ===============

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of New England Funds Trust II and the Shareholders of the NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of New England Limited Term U.S. Government Fund as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the New England Limited Term U.S. Government Fund as of December 31, 1996 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 10, 1997

                                                              --------------
                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS                                U.S. POSTAGE
        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
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             399 Boylston Street

            Boston, Massachusetts

                    02116
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        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
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        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
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                  LT56-1296

 [recycle symbol] Printed On Recycled Paper